UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 1, 2006

McCormick & Schmick’s Seafood Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50845	20-1193199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 SW Washington Street

Suite 550

Portland, Oregon 97205

(Address of principal executive offices)

(503) 226-3440

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 1, 2006, McCormick & Schmick’s Seafood Restaurant, Inc. issued a press release reporting its financial results for the fiscal third quarter and the nine months ended September 30, 2006. The press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 1, 2006, the Company announced that Saed Mohseni is resigning as Chief Executive Officer and as a director of the Company effective in January 2007. Douglas Schmick, the Chairman and President of the Company, will be appointed Chief Executive Officer in January 2007. The press release is furnished (not filed) as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

On November 1, 2006, the Company announced it has agreed to acquire all of the operating assets and intellectual property of The Boathouse Restaurant concept from The Spectra Group of Great Restaurants Inc. (Toronto:SPA.TO) for approximately US$14.3 million. The Company will also acquire inventory and other short term assets and will assume specified short term liabilities. The Company anticipates completing the purchase, subject to specified closing conditions, in the first quarter of 2007. The press release announcing the acquisition is furnished (not filed) as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit 99.1.	Press Release issued by McCormick & Schmick’s Seafood Restaurants, Inc. dated November 1, 2006 regarding earnings

Exhibit 99.2.	Press Release issued by McCormick & Schmick’s Seafood Restaurants, Inc. dated November 1, 2006 resignation of Saed Mohseni and appointment of Douglas Schmick

Exhibit 99.3.	Press Release issued by McCormick & Schmick’s Seafood Restaurants, Inc. dated November 1, 2006 regarding Boathouse acquisition

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCormick & Schmick’s Seafood Restaurants, Inc.

Date: November 1, 2006	By:	/s/ Emanuel N. Hilario
	Name:	EmanuelN. Hilario
	Title:	Chief Financial Officer and
Vice President of Finance
(principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by McCormick & Schmick’s Seafood Restaurants, Inc. dated November 1, 2006 regarding earnings

99.2	Press Release issued by McCormick & Schmick’s Seafood Restaurants, Inc. dated November 1, 2006 regarding resignation of Saed Mohseni and appointment of Douglas Schmick

99.3	Press Release issued by McCormick & Schmick’s Seafood Restaurants, Inc. dated November 1, 2006 regarding Boathouse acquisition